Exhibit 99.1


                             BANC ONE AUTO GRANTOR                        PAGE 1
                                  TRUST 1996-B
               AMENDED AND RESTATED DETERMINATION DATE STATEMENT
        COLLECTION PERIOD SEPTEMBER 1, 1996 THROUGH SEPTEMBER 30, 1996
                       DISTRIBUTION DATE OCTOBER 15, 1996


A. ORIGINAL DEAL PARAMETER INPUTS
---------------------------------
(A) Total Receivable Balance                                                                       $305,686,731.00
(B) Total Certificate Balance                                                                      $305,686,731.00
(C) Class A Certificates
    (i)   Class A Percentage                                                                                 96.00%
    (ii)  Original Class A Principal Balance                                                       $293,459,000.00
    (iii) Class A Pass-Through Rate                                                                           6.55%
(D) Class B Certificates
    (i)   Class B Percentage                                                                                  4.00%
    (ii)  Original Class B Principal Balance                                                        $12,227,731.00
    (iii) Class B Pass-Through Rate                                                                           6.70%
(E) Servicing Fee Rate (per annum)                                                                            1.00%
(F) Weighted Average Coupon (WAC)                                                                            12.15%
(G) Weighted Average Original Maturity (WAOM)                                                                60.12  months
(H) Weighted Average Remaining Maturity (WAM)                                                                45.97  months
(I) Number of Receivables                                                                                   31,595
(J) Reserve Fund
    (i)   Reserve Fund Initial Deposit Percentage (of initial Certificate Balance)                            1.50%
    (ii)  Reserve Fund Initial Deposit                                                               $4,585,300.97
    (iii) Specified Reserve Balance:
          (a) On any Distribution Date: The greater of J(iii)(b or c) if 1.75% charge-off and delinquency triggers not hit - otherwise J(iii)(d)
          (b) Percent of Initial Certificate Balance                                                          1.00%
          (c) Percent of Remaining Certificate Balance                                                        3.25%
          (d) Trigger Percent of Remaining Certificate Balance                                                8.00%

                             BANC ONE AUTO GRANTOR                        PAGE 2
                                  TRUST 1996-B
               AMENDED AND RESTATED DETERMINATION DATE STATEMENT
        COLLECTION PERIOD SEPTEMBER 1, 1996 THROUGH SEPTEMBER 30, 1996
                       DISTRIBUTION DATE OCTOBER 15, 1996


B. INPUTS FROM PREVIOUS MONTHLY SERVICER REPORTS
------------------------------------------------
(A) Total Receivable Balance                                                                        $263,928,948.74
(B) Total Certificate Balance                                                                       $263,928,948.74
(C) Total Certificate Pool Factor                                                                         0.8633968
(D) Class A Certificates
    (i)   Class A Certificate Balance                                                               $253,371,564.28
    (ii)  Class A Certificate Pool Factor                                                                 0.8633968
(E) Class B Certificates
    (i)   Class B Certificate Balance                                                                $10,557,384.46
    (ii)  Class B Certificate Pool Factor                                                                 0.8633968
(F) Reserve Fund Balance                                                                               7,551,767.71
(G) Cumulative Net Losses for All Prior Periods                                                        1,380,955.61
(H) Charge-off Rate for Second Preceding Period                                                                1.29%
(I) Charge-off Rate for Preceding Period                                                                       1.31%
(J) Delinquency Percentage for Second Preceding Period                                                         0.22%
(K) Delinquency Percentage for Preceding Period                                                                0.32%
(L) Weighted Average Coupon (WAC)                                                                            12.140%
(M) Weighted Average Remaining Maturity (WAM)                                                                 43.77  months
(N) Number of Receivables                                                                                    28,938

C. INPUTS FROM THE MAINFRAME
----------------------------
(A) Simple Interest Receivables Principal
    (i)   Principal Collections                                                                       11,464,716.64
    (ii)  Prepayments in Full                                                                                  0.00
    (iii) Repurchased Loan Proceeds Related to Principal                                                       0.00
    (iv)  Other Refunds Related to Principal                                                                   0.00
(B) Simple Interest Receivables Interest
    (i)   Interest Collections                                                                         2,689,524.25
    (ii)  Repurchased Loan Proceeds Related to Interest                                                        0.00
(C) Weighted Average Coupon (WAC)                                                                             12.13%
(D) Weighted Average Remaining Maturity (WAM)                                                                 43.05  months
(E) Remaining Number of Receivables                                                                         28,159
(F) Delinquent Receivables                                   Dollar Amount                                #  Units
                                                             -------------                                --------
    (i) 30-59 Days Delinquent                                    3,133,478               1.24%                 328
    (ii) 60-89 Days Delinquent                                     732,076               0.29%                  71
    (iii) 90 Days or More Delinquent                               207,525               0.08%                  25


D. INPUTS DERIVED FROM OTHER SOURCES
------------------------------------
(A) Reserve Fund Investment Income                                                                       29,294.97
(B) Collection Account Investment Income                                                                      0.00
(C) Realized Losses for Collection Period:
    (i)   Charge-offs for current Collection Period - Principal                                         765,537.81
    (ii)  Realized Losses for Collection Period (B)(i)-(C)(i)                                           682,552.13
(D) Net Loss and Liquidated Receivables Information
    (i)   Liquidation Proceeds Related to Principal                                                      82,985.68
    (ii)  Liquidation Proceeds Related to Interest                                                            0.00
    (iii) Recoveries from Prior Month Charge Offs                                                       262,754.80

                             BANC ONE AUTO GRANTOR                        PAGE 3
                                  TRUST 1996-B
               AMENDED AND RESTATED DETERMINATION DATE STATEMENT
        COLLECTION PERIOD SEPTEMBER 1, 1996 THROUGH SEPTEMBER 30, 1996
                       DISTRIBUTION DATE OCTOBER 15, 1996


E. COLLECTIONS
--------------
Interest Collections:
(A) Interest Payments Received                                               2,689,524.25
(B) Liquidation Proceeds Related to Interest                                         0.00
(C) Repurchased Loan Proceeds                                                        0.00
(D) Recoveries from Prior Month Charge Offs                                    262,754.80
                                                                           --------------
(E) Interest Collections                                                     2,952,279.05

Principal Collections:
(F) Principal Payments Received                                            $11,464,716.64
(G) Liquidation Proceeds Related to Principal                                   82,985.68
(H) Repurchased Loan Proceeds                                                        0.00
                                                                           --------------
(I) Principal Collections                                                   11,547,702.32

(J) Total Collections                                                      $14,499,981.37

F. DISTRIBUTABLE AMOUNTS
------------------------
(A) Servicing Fee :
    (i)   Servicing Fee                                                       $219,940.79
    (ii)  Prior Collection Period unpaid Servicing Fees                              0.00
                                                                           --------------
    (iii) Total Servicing Fee                                                 $219,940.79

Interest:
(B) Class A Certificates
    (i)   Class A Monthly Interest                                          $1,382,986.46
    (ii)  Class A prior period Interest Carryover Shortfall                          0.00
                                                                           --------------
    (iii) Class A Interest Distribution                                     $1,382,986.46
(C) Class B Certificates

    (i)   Class B Monthly Interest                                             $58,945.40
    (ii)  Class B prior period Interest Carryover Shortfall                          0.00
                                                                           --------------
    (iii) Class B Interest Distribution                                        $58,945.40

(D) Total Certificate Interest Distribution                                 $1,441,931.85
(E) Total Certificate Interest Distribution plus Total Servicing Fee        $1,661,872.64

F. DISTRIBUTABLE AMOUNTS
------------------------
Principal:
(F) Principal Collections                                                  $11,547,702.32
(G) Realized Losses                                                            682,552.13
                                                                           --------------
(H) Total Monthly Principal                                                $12,230,254.45

(I) Class A Certificates
    (i)   Class A Monthly Principal                                         11,741,033.80
    (ii)  Class A prior period Principal Carryover Shortfall                         0.00
                                                                           --------------
    (iii) Class A Principal Distribution                                    11,741,033.80
(J) Class B Certificates
    (i)   Class B Monthly Principal                                            489,220.65
    (ii)  Class B prior period Principal Carryover Shortfall                         0.00
                                                                           --------------
    (iii) Class B Principal Distribution                                       489,220.65

(K) Total Principal Distribution                                            12,230,254.45

(L) Total Interest and Principal Distribution Amounts                       13,892,127.09
       plus Servicing Fee

                             BANC ONE AUTO GRANTOR                        PAGE 4
                                  TRUST 1996-B
               AMENDED AND RESTATED DETERMINATION DATE STATEMENT
        COLLECTION PERIOD SEPTEMBER 1, 1996 THROUGH SEPTEMBER 30, 1996
                       DISTRIBUTION DATE OCTOBER 15, 1996


G. DISTRIBUTIONS
----------------
(A) Total Interest Collections available to be distributed                                                        2,952,279.05
(B)  Class B Percentage of Principal Collections                                                                    461,917.98
(C) Servicing Fee :
    (i)    Total Servicing Fee                                                                                      219,940.79
    (ii)   Servicing Fee paid                                                                                       219,940.79
                                                                                                                 -------------
    (iii) Unpaid Servicing Fee                                                                                            0.00
(D) Total Interest Collections available to be distributed after Servicing Fee paid                               2,732,338.26
Interest:
(E) Class A Certificates
    (i)    Class A Interest Distribution                                                                          1,382,986.46
    (ii)   Class A Interest Distribution paid from Interest Collections after Servicing Fee                       1,382,986.46
    (iii)  Total Interest Collections available after Class A Interest Distribution paid                          1,349,351.80
    (iv)   Class A Interest Distribution remaining to be paid                                                             0.00
    (v)    Class A Interest Distribution paid from Class B Percentage of Principal Collections                            0.00
    (vi)   Class A Interest Distribution remaining to be paid                                                             0.00
    (vii)  Class A Interest Distribution paid from Reserve Fund                                                           0.00
    (viii) Class A Interest Carryover Shortfall                                                                           0.00
    (ix)   Class A Interest Distribution paid                                                                     1,382,986.46

(F) Class B Certificates
    (i)    Class B Interest Distribution                                                                             58,945.40
    (ii)   Class B Interest Distribution paid from Interest Collections after Class A Interest Distribution          58,945.40
    (iii)  Total Interest Collections available after Class B Interest Distribution paid                          1,290,406.41
    (iv)   Class B Interest Distribution remaining to be paid                                                             0.00
    (v)    Class B Interest Distribution paid from Reserve Fund                                                           0.00
    (vi)   Class B Interest Carryover Shortfall                                                                           0.00
    (vii)  Class B Interest Distribution paid                                                                        58,945.40

(G) Total Interest Paid                                                                                           1,441,931.85
(H) Total Interest and Servicing Fee Paid                                                                         1,661,872.64
(I) Total Interest Collections available after Servicing Fee and Class A and Class B Interest Distribution paid   1,290,406.41

Total Collections available to be distributed:
(J) Total Principal Collections                                                                                  11,547,702.32
(K) Excess Interest                                                                                               1,290,406.41
(L)  Less: Class B Percentage of Principal Collections used to pay Class A Interest Distribution                          0.00
(M) Total Collections available to be distributed as principal                                                   12,838,108.73

Principal:
(N) Class A Certificates
    (i)    Class A Principal Distribution                                                                        11,741,033.80
    (ii)   Class A Principal Distribution paid from total Collections available to be distributed                11,741,033.80
    (iii)  Total Collections available after Class A Principal Distribution paid                                  1,097,074.93
    (iv)   Class A Principal Distribution remaining to be paid                                                            0.00
    (v)    Class A Principal Distribution paid from Reserve Fund                                                          0.00
    (vi)   Class A Principal Carryover Shortfall                                                                          0.00
    (vii)  Total Class A Principal Distribution paid                                                             11,741,033.80

(O) Class B Certificates
    (i)    Class B Principal Distribution                                                                           489,220.65
    (ii)   Class B Principal Distribution paid from total Collections available to be distributed                   489,220.65
    (iii)  Total Collections available after Class B Principal Distribution paid                                    607,854.28
    (iv)   Class B Principal Distribution remaining to be paid                                                            0.00
    (v)    Class B Principal Distribution paid from Reserve Fund                                                          0.00
    (vi)   Class B Principal Carryover Shortfall                                                                          0.00
    (vii)  Total Class B Principal Distribution paid                                                                489,220.65

(P) Total Excess Cash to the Reserve Fund                                                                           607,854.28

                             BANC ONE AUTO GRANTOR                        PAGE 5
                                  TRUST 1996-B
               AMENDED AND RESTATED DETERMINATION DATE STATEMENT
        COLLECTION PERIOD SEPTEMBER 1, 1996 THROUGH SEPTEMBER 30, 1996
                       DISTRIBUTION DATE OCTOBER 15, 1996

H. POOL BALANCE AND PORTFOLIO INFORMATION
-----------------------------------------

                                                                              Beginning                       End
                                                                              of Period                    of Period
                                                                          -----------------             ----------------
(A) Balances and Pool Factors
    (i)    Aggregate Balance of Certificates                                $263,928,948.74              $251,698,694.29
    (ii)   Aggregate Certificate Pool Factor                                      0.8633968                    0.8233877
    (iii)  Class A Principal Balance                                         253,371,564.28               241,630,530.48
    (iv)   Class A Pool Factor                                                    0.8633968                    0.8233877
    (v)    Class B Principal Balance                                          10,557,384.46                10,068,163.81
    (vi)   Class B Pool Factor                                                    0.8633968                    0.8233877

(B) Pool Information
    (i)    Weighted Average Coupon (WAC)                                              12.14%                       12.13%
    (ii)   Weighted Average Remaining Maturity (WAM)                                  43.77  months                43.05  months
    (iii)  Remaining Number of Receivables                                           28,938                       28,159
    (iv)   Pool Balance                                                     $263,928,948.74              $251,698,694.29


I. RECONCILIATION OF RESERVE ACCOUNT
------------------------------------
(A) Beginning Reserve Account Balance                                                                       7,551,767.71
(B) Less: Draw to pay Class A Interest Distribution                                                                 0.00
(C) Reserve Account Balance after draw                                                                      7,551,767.71
(D) Less: Draw to pay Class B Interest Distribution                                                                 0.00
(E) Reserve Account Balance after draw                                                                      7,551,767.71
(F) Less: Draw to pay Class A Principal Distribution                                                                0.00
(G) Reserve Account Balance after draw                                                                      7,551,767.71
(H) Less: Draw to pay Class B Principal Distribution                                                                0.00
(I) Reserve Account Balance after draw                                                                      7,551,767.71
(J) Total excess Collections deposited in the Reserve Fund                                                    607,854.28
                                                                                                         ---------------
(K) Reserve Fund Balance                                                                                    8,159,621.99
(L) Specified Reserve Account Balance                                                                       8,180,207.56
(M) Reserve Account Release to Seller                                                                               0.00
                                                                                                         ---------------
(N) Ending Reserve Account Balance                                                                          8,159,621.99
                                                                                                         ===============

J. NET LOSS AND DELINQUENCY ACCOUNT ACTIVITY
--------------------------------------------
(A) Liquidated Contracts
    (i)   Liquidation Proceeds Related to Principal                                                           $82,985.68
    (ii)  Liquidation Proceeds Related to Interest                                                                  0.00
    (iii) Recoveries on Previously Liquidated Contracts                                                       262,754.80
(B) Realized Net Losses for Collection Period                                                                 682,552.13
(C) Charge-off Rate for Collection Period (annualized)                                                              1.95%
(D) Cumulative Aggregate Net Losses for all Periods                                                         2,063,507.74
(E) Delinquent Receivables

                                                                              Dollar Amount                     #  Units
                                                                              -------------                     --------
    (i)   30-59 Days Delinquent                                                   3,133,478       1.24%              328
    (ii)  60-89 Days Delinquent                                                     732,076       0.29%               71
    (iii) 90 Days or More Delinquent                                                207,525       0.08%               25

                             BANC ONE AUTO GRANTOR                        PAGE 6
                                  TRUST 1996-B
               AMENDED AND RESTATED DETERMINATION DATE STATEMENT
        COLLECTION PERIOD SEPTEMBER 1, 1996 THROUGH SEPTEMBER 30, 1996
                       DISTRIBUTION DATE OCTOBER 15, 1996



K. TESTS FOR INCREASE IN SPECIFIED RESERVE ACCOUNT BALANCE
----------------------------------------------------------
(A) Charge-off Rate
    (i)   Second Preceding Collection Period                                                                        1.29%
    (ii)  Preceding Collection Period                                                                               1.31%
    (iii) Current Collection Period                                                                                 1.95%
    (iv)  Three Month Average (Avg(i,ii,iii))                                                                       1.52%

(B) Delinquency Percentages

    (i)   Second Preceding Collection Period                                                                        0.22%
    (ii)  Preceding Collection Period                                                                               0.32%
    (iii) Current Collection Period                                                                                 0.37%
    (iv)  Three Month Average (Avg(i,ii,iii))                                                                       0.30%

(C) Loss and Delinquency Trigger Indicator                                                           Trigger was not hit

                             BANC ONE AUTO GRANTOR                        PAGE 7
                                  TRUST 1996-B
               AMENDED AND RESTATED DETERMINATION DATE STATEMENT
        COLLECTION PERIOD SEPTEMBER 1, 1996 THROUGH SEPTEMBER 30, 1996
                       DISTRIBUTION DATE OCTOBER 15, 1996


L.  STATEMENT TO CERTIFICATEHOLDERS
-----------------------------------

                                                                                                                   Per $1,000 of
                                                                                                                Original Principal
(A)  Amount of distribution allocable to principal:                                           Dollars ($)             Balance
                                                                                           -----------------    ------------------
    (i)   Class A Certificates                                                                 11,741,033.80           40.0091113
    (ii)  Class B Certificates                                                                    489,220.65           40.0091113

                                                                                                                   Per $1,000 of
                                                                                                                Original Principal
(B)  Amount of distribution allocable to interest:                                            Dollars ($)             Balance
                                                                                           -----------------    ------------------
    (i)   Class A Certificates                                                                  1,382,986.46            4.7127076
    (ii)  Class B Certificates                                                                     58,945.40            4.8206324

(C)  Pool Balance as of the close of business on the last day of the Collection Period       $251,698,694.29
                                                                                           -----------------

                                                                                                                   Per $1,000 of
(D)  Amount of the Servicing Fee paid to the Servicer with respect to the related                               Original Principal
     Collection Period                                                                        Dollars ($)             Balance
                                                                                           -----------------    ------------------
    (i)   Total Servicing Fee                                                                     219,940.79
    (ii)  Class A Percentage of the Servicing Fee                                                 211,142.97            0.7194973
    (ii)  Class B Percentage of the Servicing Fee                                                   8,797.82            0.7194973

                                                                                                                   Per $1,000 of
                                                                                                                Original Principal
                                                                                              Dollars ($)             Balance
                                                                                           -----------------    ------------------
(E) (i)   Class A Interest Carryover Shortfall                                                          0.00            0.0000000
    (ii)  Class A Principal Carryover Shortfall                                                         0.00            0.0000000
    (iii) Class B Interest Carryover Shortfall                                                          0.00            0.0000000
    (iv)  Class B Principal Carryover Shortfall                                                         0.00            0.0000000

    Change with respect to immediately preceding Distribution Date:
    (v)    Class A Interest Carryover Shortfall                                                         0.00            0.0000000
    (vi)   Class A Principal Carryover Shortfall                                                        0.00            0.0000000
    (vii)  Class B Interest Carryover Shortfall                                                         0.00            0.0000000
    (viii) Class B Principal Carryover Shortfall                                                        0.00            0.0000000

(F)  Pool factors for each class of certificates, after giving effect to all payments
     allocated to principal                                                                                         Pool Factor
                                                                                                                ------------------
    (i)   Class A Pool Factor                                                                                           0.8233877
    (ii)  Class B Pool Factor                                                                                           0.8233877

(G)  Amount of the aggregate Realized Losses, if any, for such Collection Period ($)             $682,552.13
                                                                                           -----------------

(H)  Aggregate principal balance of all Receivables which were more than 60 days delinquent as of the close of business on the last day of the preceding
     Collection Period                                                                           $939,601.16

(I)  Amount on deposit in the Reserve Fund on such Distribution Date, after giving effect to distributions
     made on such Distribution Date                                                                                 $8,159,621.99
                                                                                                                ------------------

(J)  Aggregate outstanding principal balances for each class of certificates, after
     giving effect to all payments allocated to principal                                                        Principal Balance
                                                                                                                 -----------------
    (i)    Class A Principal Balance                                                                               241,630,530.48
    (ii)   Class B Principal Balance                                                                                10,068,163.81

(K)  Amount otherwise distributable to the Class B Certificateholders that is being
     distributed to the Class A Certificateholders on such Distribution Date                                                $0.00

(L)  Aggregate Purchase Amount of Receivables repurchased by the Seller or purchased by
     the Servicer with respect to the Related Collection Period ($)                                                         $0.00
                                                                                                                 -----------------

                             BANC ONE AUTO GRANTOR                        PAGE 8
                                  TRUST 1996-B
               AMENDED AND RESTATED DETERMINATION DATE STATEMENT
        COLLECTION PERIOD SEPTEMBER 1, 1996 THROUGH SEPTEMBER 30, 1996
                       DISTRIBUTION DATE OCTOBER 15, 1996



M. INSTRUCTIONS TO THE TRUSTEE
------------------------------

On the Distribution Date, make the following deposits and distributions:

(A) Withdraw from the Collection Account and distribute to the Servicer:
     (i)   Servicing Fee                                                                $219,940.79
     (ii)  Servicing Fees retained by the Seller                                         219,940.79
                                                                                      -------------
     (iii) Servicing Fees to be distributed to the Seller on the
           Distribution Date (i-ii)                                                                           $0.00
                                                                                                     --------------

(B) Withdraw from the Collection Account and deposit in the Class A Distribution
    Account:
     (i)   for the Class A Interest Distribution                                     $1,382,986.46
     (ii)  for the Class A Principal Distribution                                    11,741,033.80
                                                                                     -------------
     (iii) Total (i+ii)                                                                              $13,124,020.25
                                                                                                     --------------

(C) Withdraw from the Collection Account and deposit in the Class B Distribution
    Account:
     (i)   for the Class B Interest Distribution                                        $58,945.40
     (ii)  for the Class B Principal Distribution                                       489,220.65
                                                                                     -------------
     (iii) Total (i+ii)                                                                                 $548,166.05
                                                                                                     --------------

(D) Withdraw excess Collections from the Collection Account and deposit in the
    Reserve Fund                                                                                        $607,854.28
                                                                                                     --------------

(E) Withdraw from the Reserve Fund and deposit in the Class A Distribution
    Account:
     (i)   Amount equal to the excess of the Class A Interest Distribution over the sum of Interest Collections and the Class B Percentage of
           Principal Collections                                                                              $0.00
     (ii)  Amount equal to the excess of the Class A Principal Distribution over the portion of Principal Collections and Interest Collections remaining after the distribution of the Class A Interest Distribution
           and the Class B Interest Distribution                                                               0.00
                                                                                                     --------------
     (iii) Total                                                                                                             $0.00
                                                                                                                     -------------

(F) Withdraw from the Reserve Fund and deposit in the Class B Distribution
    Account:
     (i)   Amount equal to the excess of the Class B Interest Distribution over the portion of Interest Collections remaining after the distribution
           of the Class A Interest Distribution                                                               $0.00
     (ii)  Amount equal to the excess of the Class B Principal Distribution over the portion of Principal Collections and Interest Collections remaining after the distribution of the Class A Interest
           Distribution, the Class B Interest Distribution, and the Class A
           Principal Distribution                                                                              0.00
                                                                                                     --------------
     (iii) Total                                                                                                             $0.00
                                                                                                                     -------------